UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

OPENLANE, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11299 N. Illinois Street, Suite 500
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On September 27, 2024, Automotive Finance Corporation (“AFC”), a subsidiary of OPENLANE, Inc. (the “Company”), and AFC Funding Corporation (“AFC Funding”), a wholly owned, bankruptcy remote, consolidated, special purpose subsidiary of AFC, entered into a First Amendment and Joinder (the “First Amendment”) to the Tenth Amended and Restated Receivables Purchase Agreement dated September 28, 2022, with Fairway Finance Company, LLC, Fifth Third Bank, National Association, Chariot Funding LLC, PNC Bank, National Association, Thunder Bay Funding, LLC, Truist Bank, BMO Capital Markets Corp., JPMorgan Chase Bank, N.A., Royal Bank of Canada, Bank of Montreal, U.S. Bank National Association, and Falcon Asset Funding LLC. The First Amendment provides for, among other things, an extension of the facility’s termination date from January 31, 2026 to January 31, 2028, and exclusion of a salvage dealer from the total salvage concentration limit.
On September 27, 2024, Automotive Finance Canada Inc. (“AFCI”), a subsidiary of the Company, and the Company entered into an Amendment No. 1 (the “Amendment No. 1”) to the Receivables Purchase Agreement dated March 1, 2023, with Computershare Trust Company of Canada, as trustee of AFCI Funding Trust (“Trust”), BMO Nesbitt Burns, Inc., as financial services agent and as agent for the Bank of Montreal lender group, and Royal Bank of Canada, as agent for the Royal Bank of Canada lender group. The Trust borrows funds from the lenders under a loan and security agreement, which was amended in connection with Amendment No. 1 to extend the commitment expiration date to January 31, 2028. The Amendment No. 1 incorporates and provides for, among other things, an extension of the facility’s termination date from January 31, 2026 to January 31, 2028.
The above description of the amendments effected by the First Amendment and the Amendment No. 1 is not complete and is qualified in its entirety by reference to the full text of the First Amendment and the Amendment No. 1, a copy of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 3, 2024	OPENLANE, Inc.

/s/ BRAD S. LAKHIA
Brad S. Lakhia Executive Vice President and Chief Financial Officer